UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.___)

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Filed by a Party other than the Registrant		☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copy to:

Keith E. Gottfried, Esq.

Alston & Bird LLP

The Atlantic Building

950 F. Street, N.W.

Washington, DC 20004-1404

(202) 239-3679

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                Qualstar Corporation, a California corporation (“Qualstar” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2013 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders.

Open Letter to Shareholders issued on June 14, 2013

Attached hereto as Exhibit 1 is an open letter to shareholders that Qualstar issued on June 14, 2013.

Press Release issued on June 14, 2013

Attached hereto as Exhibit 2 is a press release that Qualstar issued on June 14, 2013 announcing that it had issued an open letter to shareholders.

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

EXHIBIT 1

June 14, 2013

PROTECT YOUR INVESTMENT IN QUALSTAR!

ELECT YOUR BOARD’S HIGHLY QUALIFIED NOMINEES

VOTE THE WHITE PROXY CARD TODAY

Dear Qualstar Shareholder:

As you decide how to vote at the upcoming 2013 Annual Meeting of the Shareholders of Qualstar Corporation to be held on June 28, 2013, ask yourself the following question:

WHY DID BKF CAPITAL GROUP, INC. AND ITS CONTROLLING SHAREHOLDER, STEVEN B. BRONSON, REFUSE TO AGREE TO A SETTLEMENT WITH US THAT WOULD HAVE AVOIDED THIS COSTLY, DISRUPTIVE AND DISTRACTING PROXY CONTEST?

We believe that BKF and Mr. Bronson are unwilling to consider any proxy contest settlement that does not provide them with control of Qualstar so that they can facilitate their undisclosed, self-interested agenda of having BKF acquire Qualstar so that BKF can avoid being deemed a regulated investment company.

WE MADE MULTIPLE ATTEMPTS TO AVOID

A COSTLY, DISTRACTING AND DISRUPTIVE PROXY CONTEST

On numerous occasions over the past year, even prior to BKF and Mr. Bronson launching their unsolicited, coercive, partial tender offer against Qualstar and prior to learning that BKF and Mr. Bronson were planning on pursuing a proxy contest for control of Qualstar, we made numerous attempts to constructively, and in good faith, engage with BKF and Mr. Bronson. However, our attempts to have those discussions so we can listen to any ideas and suggestions that they have on how we may best enhance value for ALL shareholders were routinely rebuffed. As a case in point, last November and December, our Chief Executive Officer, Lawrence D. Firestone, attempted to speak with Mr. Bronson but was only afforded the opportunity to speak with Mr. Bronson’s attorney.

Since the termination of BKF’s coercive, partial, tender offer last February, we attempted on numerous occasions to constructively, and in good faith, engage with BKF and Mr. Bronson to avoid a proxy contest which not only is very costly to Qualstar but also distracts management’s attention from working to build long-term value for our shareholders. We sought, in good faith, to move beyond this unnecessary distraction and keep our full attention focused on delivering on Qualstar’s very significant potential and our various initiatives for enhancing long-term value for ALL Qualstar shareholders. In light of this, we made numerous attempts to settle this proxy contest with BKF and Mr. Bronson.

PLEASE VOTE THE WHITE PROXY CARD TODAY

THE QUALSTAR BOARD MADE IT CLEAR TO BKF AND MR. BRONSON ON
MULTIPLE OCCASIONS THAT IT WAS RECEPTIVE TO WORKING
WITH THEM TO ENHANCE THE COMPOSITION OF THE QUALSTAR BOARD

During our many discussions with BKF and Mr. Bronson, your Board made it abundantly clear that it was not at all opposed to enhancing the composition of your Board provided that such change occurs in a manner that is consistent with your Board’s duty to act in the best interests of ALL shareholders. However, we have always been, and continue to be, adamantly opposed to any change in the composition of your Board that would allow any individual shareholder or group of shareholders (such as BKF and Mr. Bronson) to assert disproportionate influence, if not effective control, over the Qualstar Board which is the publicly stated objective of BKF and Mr. Bronson.

Our actions over the past year demonstrate our strong commitment to building a strong and independent board. We call to shareholders’ attention the following:

►

Over the last year, your Board has already been significantly enhanced with the addition of three highly-qualified and experienced independent directors – Allen H. Alley, Gerald J. (“Bud”) Laber and Daniel C. Molhoek, all of whom have been recommended by your Board for re-election at the 2013 Annual Meeting.

►

Over the past year, your Board has appointed Allen H. Alley, who brings to Qualstar over 30 years of experience with private and public companies, including previous service as the Chairman of the Board of a publicly-held technology company, to serve as your Board’s independent, non-executive Chairman and provide your Board with strong new, independent leadership.

►

If you elect your Board’s highly qualified and very experienced nominees –Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, the entire membership of your Board, other than Mr. Firestone, our Chief Executive Officer, will have been replaced since the 2012 Annual Meeting.

Your Board is also not opposed to enhancing shareholder representation on your Board, particularly with a representative referred to us from a major shareholder, provided that such representation is not disproportionate to the level of such shareholder’s investment in Qualstar and such representative is committed to representing the interests of ALL shareholders. As case in point, consider the following:

►

At the recommendation of a large holder of our shares, we considered having Alan B. Howe join your Board. In fact, after interviewing Mr. Howe, we extended an offer to Mr. Howe to join your Board. However, Mr. Howe, despite expressing an interest in joining your Board, declined our offer given his pre-existing commitment to serve as a nominee of BKF and Mr. Bronson.

WE BELIEVE THAT WE MADE A VERY REASONABLE OFFER TO

BKF AND MR. BRONSON TO SETTLE THE PROXY CONTEST

                In an attempt to avoid a costly, disruptive and distracting proxy contest, in our discussions with BKF and Mr. Bronson, we offered to nominate a slate of candidates for election to your Board at our 2013 Annual Meeting that would include two BKF representatives. We also proposed that none of our nominees for election as directors at the 2013 Annual Meeting would include any of the independent directors who were elected at the 2012 Annual Meeting. In addition, we offered to terminate our shareholder rights agreement if BKF and Mr. Bronson would agree to a customary standstill that would have assured Qualstar and its shareholders that BKF and Mr. Bronson would be restricted from making a fourth attempt to take control of Qualstar without paying our shareholders a control premium. Mr. Bronson also insisted that we agree to reimburse him for his expenses incurred in serving as a dissident shareholder and we indicated that we were amenable to reimbursement of some, but not all, of his expenses.

PLEASE VOTE THE WHITE PROXY CARD TODAY

We truly believed that we had suggested a fair and appropriate resolution that was in the best interests of ALL shareholders and hoped that such a resolution would have allowed us to work together with BKF and Mr. Bronson to continue to enhance your Board and realize the full long-term potential of Qualstar.

WE BELIEVE THAT THE REFUSAL OF BKF AND MR. BRONSON TO AGREE TO THE REASONABLE SETTLEMENT OFFER WE MADE IS FURTHER EVIDENCE OF THEIR UNDISCLOSED AGENDA TO TAKE CONTROL OF QUALSTAR TO FACILITATE THEIR SELF-INTERESTED AGENDA OF HAVING BKF ACQUIRE QUALSTAR

Shareholders should consider the following:

►	With their proxy contest at the 2013 Annual Meeting, BKF and Mr. Bronson are, for the third time in 12 months, seeking control of your company without paying you an appropriate control premium.

►	Your Board believes, BKF and Mr. Bronson are pursuing control of Qualstar as a first step in facilitating the acquisition of Qualstar by BKF.

►	BKF’s has publicly stated that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing.

o	We believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for.

►

BKF needs to consummate an acquisition of a viable operating entity (such as Qualstar) to avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company.

►

In connection with their recent unsolicited, coercive, opportunistic partial tender offer, BKF and Mr. Bronson publicly announced that they were seeking a “controlling influence” over Qualstar and were seeking to acquire Qualstar shares at the lowest possible price consistent with their objectives.

►

BKF and Mr. Bronson have publicly stated that they anticipate that, if their handpicked nominees are elected at the 2013 Annual Meeting, the resulting Board will replace the management team at Qualstar. Rather than having in place the experienced team that has been driving the transformation of Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors, BKF and Mr. Bronson have promised you that “the new Board will take a hands-on approach to management.”

►

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make a partial tender offer or even an offer for all Qualstar shares. In the proxy statement you will receive from BKF, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF’s unsolicited, opportunistic, coercive, partial tender offer.

PLEASE VOTE THE WHITE PROXY CARD TODAY

You decide for yourself why it is that BKF and its controlling shareholder, Steven N. Bronson, refused to agree to a settlement with us that would have avoided this costly, disruptive and distracting proxy contest. We believe the reason is that BKF and Mr. Bronson have an undisclosed, self –interested agenda to facilitate the acquisition of Qualstar by BKF. If you don’t want to support the undisclosed, self-interested agenda of BKF and Mr. Bronson, elect your Board’s highly qualified, experienced, dedicated nominees on the WHITE proxy card TODAY.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►

Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible consistent with their objectives.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

Please vote TODAY by telephone, Internet or by signing, dating and returning the WHITE proxy card. You may also vote by phone or Internet by following the instructions on the WHITE proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen H. Alley

Lawrence D. Firestone	Allen H. Alley
Chief Executive Officer and President	Chairman of the Board of Directors

PLEASE VOTE THE WHITE PROXY CARD TODAY

IMPORTANT!

PROTECT YOUR INVESTMENT!

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY

OR HOW FEW SHARES YOU OWN.

→ If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., at the address and phone number below:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD

SENT TO YOU BY BKF CAPITAL GROUP

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC's website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

PLEASE VOTE THE WHITE PROXY CARD TODAY

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 3, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may also be requested from Qualstar’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

PLEASE VOTE THE WHITE PROXY CARD TODAY

EXHIBIT 2

FOR IMMEDIATE RELEASE

For more information, contact:

Mark H. Harnett / Paul Schulman	Vanessa Lehr/Annie Leschin
MacKenzie Partners, Inc.	Investor Relations
(212) 929-5500	StreetSmart Investor Relations
(415) 775-1788

QUALSTAR URGES SHAREHOLDERS TO QUESTION

WHY BKF AND BRONSON REFUSED QUALSTAR’S

REASONABLE OFFER TO SETTLE THE PROXY CONTEST

Qualstar Urges Shareholders To Vote White Proxy Card And

Reject BKF’s and Bronson’s Latest Attempt To Obtain Control Of Qualstar

Without Paying Shareholders A Control Premium

SIMI VALLEY, Calif., June 14, 2013 — Qualstar Corporation (NasdaqGM: QBAK), a manufacturer of data storage solutions and high-efficiency power supplies, today announced that it has issued an open letter to shareholders commenting on the adamant refusal of BKF Capital Group, Inc. (OTCQB: BKFG), a publicly-held shell company, and its controlling shareholder, Steven N. Bronson, to accept the very reasonable settlement offer that Qualstar made to avoid a costly, disruptive and distracting proxy contest.

Qualstar believes that the refusal of BKF and Mr. Bronson to agree to the reasonable settlement offer that was made to them is further evidence of their undisclosed agenda to take control of Qualstar without paying our shareholders a control premium and thereby facilitate their self-interested agenda of having BKF acquire Qualstar and avoid BKF being deemed a regulated investment company.

The full text of Qualstar’s open letter to shareholders is included below:

June 14, 2013

Dear Qualstar Shareholder:

As you decide how to vote at the upcoming 2013 Annual Meeting of the Shareholders of Qualstar Corporation to be held on June 28, 2013, ask yourself the following question:

WHY DID BKF CAPITAL GROUP, INC. AND ITS CONTROLLING SHAREHOLDER, STEVEN B. BRONSON, REFUSE TO AGREE TO A SETTLEMENT WITH US THAT WOULD HAVE AVOIDED THIS COSTLY, DISRUPTIVE AND DISTRACTING PROXY CONTEST?

We believe that BKF and Mr. Bronson are unwilling to consider any proxy contest settlement that does not provide them with control of Qualstar so that they can facilitate their undisclosed, self-interested agenda of having BKF acquire Qualstar so that BKF can avoid being deemed a regulated investment company.

WE MADE MULTIPLE ATTEMPTS TO AVOID

A COSTLY, DISTRACTING AND DISRUPTIVE PROXY CONTEST

On numerous occasions over the past year, even prior to BKF and Mr. Bronson launching their unsolicited, coercive, partial tender offer against Qualstar and prior to learning that BKF and Mr. Bronson were planning on pursuing a proxy contest for control of Qualstar, we made numerous attempts to constructively, and in good faith, engage with BKF and Mr. Bronson. However, our attempts to have those discussions so we can listen to any ideas and suggestions that they have on how we may best enhance value for ALL shareholders were routinely rebuffed. As a case in point, last November and December, our Chief Executive Officer, Lawrence D. Firestone, attempted to speak with Mr. Bronson but was only afforded the opportunity to speak with Mr. Bronson’s attorney.

Since the termination of BKF’s coercive, partial, tender offer last February, we attempted on numerous occasions to constructively, and in good faith, engage with BKF and Mr. Bronson to avoid a proxy contest which not only is very costly to Qualstar but also distracts management’s attention from working to build long-term value for our shareholders. We sought, in good faith, to move beyond this unnecessary distraction and keep our full attention focused on delivering on Qualstar’s very significant potential and our various initiatives for enhancing long-term value for ALL Qualstar shareholders. In light of this, we made numerous attempts to settle this proxy contest with BKF and Mr. Bronson.

THE QUALSTAR BOARD MADE IT CLEAR TO BKF AND MR. BRONSON ON

MULTIPLE OCCASIONS THAT IT WAS RECEPTIVE TO WORKING

WITH THEM TO ENHANCE THE COMPOSITION OF THE QUALSTAR BOARD

During our many discussions with BKF and Mr. Bronson, your Board made it abundantly clear that it was not at all opposed to enhancing the composition of your Board provided that such change occurs in a manner that is consistent with your Board’s duty to act in the best interests of ALL shareholders. However, we have always been, and continue to be, adamantly opposed to any change in the composition of your Board that would allow any individual shareholder or group of shareholders (such as BKF and Mr. Bronson) to assert disproportionate influence, if not effective control, over the Qualstar Board which is the publicly stated objective of BKF and Mr. Bronson.

Our actions over the past year demonstrate our strong commitment to building a strong and independent board. We call to shareholders’ attention the following:

►

Over the last year, your Board has already been significantly enhanced with the addition of three highly-qualified and experienced independent directors – Allen H. Alley, Gerald J. (“Bud”) Laber and Daniel C. Molhoek, all of whom have been recommended by your Board for re-election at the 2013 Annual Meeting.

►

Over the past year, your Board has appointed Allen H. Alley, who brings to Qualstar over 30 years of experience with private and public companies, including previous service as the Chairman of the Board of a publicly-held technology company, to serve as your Board’s independent, non-executive Chairman and provide your Board with strong new, independent leadership.

►

If you elect your Board’s highly qualified and very experienced nominees –Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, the entire membership of your Board, other than Mr. Firestone, our Chief Executive Officer, will have been replaced since the 2012 Annual Meeting.

Your Board is also not opposed to enhancing shareholder representation on your Board, particularly with a representative referred to us from a major shareholder, provided that such representation is not disproportionate to the level of such shareholder’s investment in Qualstar and such representative is committed to representing the interests of ALL shareholders. As case in point, consider the following:

►

At the recommendation of a large holder of our shares, we considered having Alan B. Howe join your Board. In fact, after interviewing Mr. Howe, we extended an offer to Mr. Howe to join your Board. However, Mr. Howe, despite expressing an interest in joining your Board, declined our offer given his pre-existing commitment to serve as a nominee of BKF and Mr. Bronson.

WE BELIEVE THAT WE MADE A VERY REASONABLE OFFER TO

BKF AND MR. BRONSON TO SETTLE THE PROXY CONTEST

In an attempt to avoid a costly, disruptive and distracting proxy contest, in our discussions with BKF and Mr. Bronson, we offered to nominate a slate of candidates for election to your Board at our 2013 Annual Meeting that would include two BKF representatives. We also proposed that none of our nominees for election as directors at the 2013 Annual Meeting would include any of the independent directors who were elected at the 2012 Annual Meeting. In addition, we offered to terminate our shareholder rights agreement if BKF and Mr. Bronson would agree to a customary standstill that would have assured Qualstar and its shareholders that BKF and Mr. Bronson would be restricted from making a fourth attempt to take control of Qualstar without paying our shareholders a control premium. Mr. Bronson also insisted that we agree to reimburse him for his expenses incurred in serving as a dissident shareholder and we indicated that we were amenable to reimbursement of some, but not all, of his expenses.

We truly believed that we had suggested a fair and appropriate resolution that was in the best interests of ALL shareholders and hoped that such a resolution would have allowed us to work together with BKF and Mr. Bronson to continue to enhance your Board and realize the full long-term potential of Qualstar.

WE BELIEVE THAT THE REFUSAL OF BKF AND MR. BRONSON TO AGREE TO THE REASONABLE SETTLEMENT OFFER WE MADE IS FURTHER EVIDENCE OF THEIR UNDISCLOSED AGENDA TO TAKE CONTROL OF QUALSTAR TO FACILITATE THEIR SELF-INTERESTED AGENDA OF HAVING BKF ACQUIRE QUALSTAR

Shareholders should consider the following:

►	With their proxy contest at the 2013 Annual Meeting, BKF and Mr. Bronson are, for the third time in 12 months, seeking control of your company without paying you an appropriate control premium.

►	Your Board believes, BKF and Mr. Bronson are pursuing control of Qualstar as a first step in facilitating the acquisition of Qualstar by BKF.

►	BKF’s has publicly stated that it is looking to acquire companies with unique value opportunities and/or acquiring a controlling position in such companies through equity purchases or debt financing.

o	We believe that Qualstar represents the “unique value opportunity” that BKF has indicated it is looking for.

►

BKF needs to consummate an acquisition of a viable operating entity (such as Qualstar) to avoid the material adverse consequences BKF has publicly announced could result from being deemed a regulated investment company.

►

In connection with their recent unsolicited, coercive, opportunistic partial tender offer, BKF and Mr. Bronson publicly announced that they were seeking a “controlling influence” over Qualstar and were seeking to acquire Qualstar shares at the lowest possible price consistent with their objectives.

►

BKF and Mr. Bronson have publicly stated that they anticipate that, if their handpicked nominees are elected at the 2013 Annual Meeting, the resulting Board will replace the management team at Qualstar. Rather than having in place the experienced team that has been driving the transformation of Qualstar from being a high overhead, low margin, manufacturing-based company to a highly scalable, high margin, low overhead business that is positioned to expand its presence significantly in both the big data storage and distributed power supply markets and, thereby, create a platform for long-term growth, sustainable profitability, market leadership and increasing returns for investors, BKF and Mr. Bronson have promised you that “the new Board will take a hands-on approach to management.”

►

If Qualstar is correct in its belief that BKF has an undisclosed plan to acquire Qualstar to avoid being deemed a regulated investment company, shareholders should ask themselves how a Board composed of BKF’s handpicked nominees would respond in the event that BKF was to again make a partial tender offer or even an offer for all Qualstar shares. In the proxy statement you will receive from BKF, BKF’s nominees and the other participants make it abundantly clear that they disagree with the “paternalistic” actions your Board took to protect the interests of shareholders against the actions of BKF’s unsolicited, opportunistic, coercive, partial tender offer.

You decide for yourself why it is that BKF and its controlling shareholder, Steven N. Bronson, refused to agree to a settlement with us that would have avoided this costly, disruptive and distracting proxy contest. We believe the reason is that BKF and Mr. Bronson have an undisclosed, self –interested agenda to facilitate the acquisition of Qualstar by BKF. If you don’t want to support the undisclosed, self-interested agenda of BKF and Mr. Bronson, elect your Board’s highly qualified, experienced, dedicated nominees on the WHITE proxy card TODAY.

Your Board’s nominees are resolute in their commitment to protecting the interests of ALL shareholders and ensuring that any value maximizing transaction benefits ALL shareholders equally.

This proxy contest ultimately comes down to one simple question. You have a choice between electing:

►

Qualstar’s highly-qualified and very experienced Board nominees who are completely aligned with the best interests of ALL shareholders, are committed to ensuring that ALL shareholders have the ability to participate in, and benefit from, the future growth and value potential of Qualstar and have a proven record of protecting ALL Qualstar’s shareholders from abusive or coercive takeover tactics such as those previously used by BKF and Mr. Bronson;

OR

►

The hand-picked nominees of BKF and Mr. Bronson, taking into consideration the stated objectives of BKF and Mr. Bronson to obtain control of Qualstar and acquire Qualstar’s shares at the lowest price possible consistent with their objectives.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES

BY VOTING THE WHITE PROXY CARD TODAY

Please vote TODAY by telephone, Internet or by signing, dating and returning the WHITE proxy card. You may also vote by phone or Internet by following the instructions on the WHITE proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

We appreciate your continued support as we work to protect your investment and create value for all Qualstar shareholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/s/ Lawrence D. Firestone	/s/ Allen H. Alley

Lawrence D Firestone	Allen H. Alley
Chief Executive Officer and President	Chairman of the Board of Directors

About Qualstar Corporation

Qualstar, founded in 1984, is a diversified electronics manufacturer specializing in data storage and power supplies. Qualstar’s products are known throughout the world for high quality and Simply Reliable designs that provide years of trouble-free service. More information is available at www.qualstar.com or www.n2power.com or by phone at 805-583-7744.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar’s ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar’s ability to successfully implement and recognize cost savings; Qualstar’s ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar’s new products; Qualstar’s ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar’s products; increased global competition and pricing pressure on Qualstar’s products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC’s website (www.sec.gov) or from Qualstar’s website (www.qualstar.com).

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. In addition, copies of the definitive proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.